Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Text block [abstract]
Commitments and Contingencies
2 6 .	Commitments and Contingencies
Mineral Stream Interests
The following tabl
e
 summarizes the Company’s commitments to make
per-ounce
cash payments for gold, silver, palladium and platinum and per pound cash payments for cobalt to which it has the contractual right pursuant to the PMPAs:

	Attributable Payable Production to be Purchased										Per Unit of Measurement Cash Payment 1										Term of Agreement	Date of Original Contract
Mineral Stream Interests	Gold		Silver		Palladium		Cobalt		Platinum		Gold		Silver		Palladium		Cobalt		Platinum

Peñasquito	0%		25%		0%		0%		0%		n/a		$4.43		n/a		n/a		n/a		Life of Mine	24-Jul-07

Constancia	50%		100%		0%		0%		0%		$416	2	$6.14	2	n/a		n/a		n/a		Life of Mine	8-Aug-12

Salobo	75%		0%		0%		0%		0%		$420		n/a		n/a		n/a		n/a		Life of Mine	28-Feb-13

Sudbury	70%		0%		0%		0%		0%		$400		n/a		n/a		n/a		n/a		20 years	28-Feb-13

Antamina	0%		33.75%		0%		0%		0%		n/a		20%		n/a		n/a		n/a		Life of Mine	3-Nov-15

San Dimas	variable	3	0%	3	0%		0%		0%		$631		n/a		n/a		n/a		n/a		Life of Mine	10-May-18

Stillwater	100%		0%		4.5%	4	0%		0%		18%	5	n/a		18%	5	n/a		n/a		Life of Mine	16-Jul-18

Voisey’s Bay	0%		0%		0%		42.4%	6	0%		n/a		n/a		n/a		18%	7	n/a		Life of Mine	11-Jun-18

Marathon	100%	8	0%		0%		0%		22%	8	18%	5	n/a		n/a		n/a		18%	5	Life of Mine	26-Jan-22

Other

Los Filos	0%		100%		0%		0%		0%		n/a		$4.60		n/a		n/a		n/a		25 years	15-Oct-04

Zinkgruvan	0%		100%		0%		0%		0%		n/a		$4.60		n/a		n/a		n/a		Life of Mine	8-Dec-04

Stratoni	0%		100%		0%		0%		0%		n/a		$11.54		n/a		n/a		n/a		Life of Mine	23-Apr-07

Neves-Corvo	0%		100%		0%		0%		0%		n/a		$4.46		n/a		n/a		n/a		50 years	5-Jun-07

Aljustrel	0%		100%	9	0%		0%		0%		n/a		50%		n/a		n/a		n/a		50 years	5-Jun-07

Minto	100%	10	100%		0%		0%		0%		50%	11	$4.39		n/a		n/a		n/a		Life of Mine	20-Nov-08

Pascua-Lama	0%		25%		0%		0%		0%		n/a		$3.90		n/a		n/a		n/a		Life of Mine	8-Sep-09

Copper World	100%		100%		0%		0%		0%		$450		$3.90		n/a		n/a		n/a		Life of Mine	10-Feb-10

Loma de La Plata	0%		12.5%		0%		0%		0%		n/a		$4.00		n/a		n/a		n/a		Life of Mine	n/a 12

Marmato	10.5%	¹³	100%	13	0%		0%		0%		18%	14	18%	14	n/a		n/a		n/a		Life of Mine	5-Nov-20

Cozamin	0%		50%	15	0%		0%		0%		n/a		10%		n/a		n/a		n/a		Life of Mine	11-Dec-20

Santo Domingo	100%	16	0%		0%		0%		0%		18%	5	n/a		n/a		n/a		n/a		Life of Mine	24-Mar-21

Fenix	6%	17	0%		0%		0%		0%		18%	5	n/a		n/a		n/a		n/a		Life of Mine	15-Nov-21

Blackwater	8%	18	50%	18	0%		0%		0%		35%		18%	5	n/a		n/a		n/a		Life of Mine	13-Dec-21

Curipamba	50%	19	75%	19	0%		0%		0%		18%	5	18%	5	n/a		n/a		n/a		Life of Mine	17-Jan-22

Goose	2.78%	20	0%		0%		0%		0%		18%	5	n/a		n/a		n/a		n/a		Life of Mine	8-Feb-22

Cangrejos	6.6%	21	0%		0%		0%		0%		18%	5	n/a		n/a		n/a		n/a		Life of Mine	16-May-23

Early Deposit

Toroparu	10%		50%		0%		0%		0%		$400		$3.90		n/a		n/a		n/a		Life of Mine	11-Nov-13

Cotabambas	25%	22	100%	22	0%		0%		0%		$450		$5.90		n/a		n/a		n/a		Life of Mine	21-Mar-16

Kutcho	100%		100%		0%		0%		0%		20%		20%		n/a		n/a		n/a		Life of Mine	14-Dec-17

1)
The production payment is measured as either a fixed amount per unit of metal delivered, or as a percentage of the spot price of the underlying metal on the date of delivery. Contracts where the payment is a fixed amount per unit of metal delivered are subject to an annual inflationary increase, with the exception of Loma de La Plata and Sudbury. Additionally, should the prevailing market price for the applicable metal be lower than this fixed amount, the per unit cash payment will be reduced to the prevailing market price.

2)	Subject to an increase to $9.90 per ounce of silver and $550 per ounce of gold after the initial 40 -year term.
3)
Under the terms of the San Dimas PMPA, the Company is entitled to an amount equal to 25% of the payable gold production plus an additional amount of gold equal to 25% of the payable silver production converted to gold at a fixed gold to silver exchange ratio of
70
:1 from the San Dimas mine. If the average gold to silver price ratio decreases to less than 50:1 or increases to more than 90:1 for a period of 6 months or more, then the “70” shall be revised to “50” or “90”, as the case may be, until such time as the average gold to silver price ratio is between 50:1 to 90:1 for a period of 6 months or more in which event the “70” shall be reinstated. Currently, the fixed gold to silver exchange ratio is 70:1.

4)
The Company is committed to purchase 4.5% of Stillwater palladium production until 375,000 ounces are delivered to the Company, thereafter 2.25% of Stillwater palladium production until 550,000 ounces are delivered to the Company and 1% of Stillwater palladium production thereafter for the life of mine.

5)	To be increased to 22% once the market value of metal delivered to Wheaton, net of the per ounce cash payment, exceeds the initial upfront cash deposit.
6)	Once the Company has received 31 million pounds of cobalt, the Company’s attributable cobalt production will be reduced to 21.2%.
7)
To be increased to 22% once the market value of cobalt delivered to Wheaton, net of the per pound cash payment, exceeds the initial upfront cash deposit. Additionally, on each sale of cobalt, the Company is committed to pay a variable commission depending on the market price of cobalt.

8)	Once the Company has received 150,000 ounces of gold and 120,000 ounces of platinum under the Marathon PMPA, the attributable gold and platinum production will be reduced to 67% and 15%, respectively.
9)	Wheaton only has the rights to silver contained in concentrate containing less than 15% copper at the Aljustrel mine.
10)
The Company is committed to acquire 100% of the first 30,000 ounces of gold produced per annum and 50% thereafter. On May 13, 2023 Minto Metals Corp., announced the suspension of operations at the Minto mine.

11)
Prior to the announcement by Minto Metals Corp. of the suspension of operations at the Minto mine on May 13, 2023, the parties were in discussions in connection with a possible restructuring of the Minto PMPA. During that negotiation period, the cash payment per ounce of gold delivered was set at
 90%
of spot price. Following the May 13 announcement, and as negotiations were not successful, the price of deliveries of gold reverts to
50%
of spot price as set out in the existing Minto PMPA.

12)	Terms of the agreement not yet finalized.

13)
Once Wheaton has received 310,000 ounces of gold and 2.15 million ounces of silver under the Marmato PMPA the Company’s attributable gold and silver production will be reduced to 5.25% and 50%, respectively.

14)	To be increased to 22% of the spot price once the market value of gold and silver delivered to the Company, net of the per ounce cash payment, exceeds the initial upfront cash deposit.
15)	Once Wheaton has received 10 million ounces under the Cozamin PMPA, the Company’s attributable silver production will be reduced to 33% of silver production for the life of the mine.
16)	Once the Company has received 285,000 ounces of gold under the Santo Domingo PMPA, the Company’s attributable gold production will be reduced to 67%.
17)
Once the Company has received 90,000 ounces of gold under the Fenix PMPA, the Company attributable gold production will be reduced to 4% until 140,000 ounces have been delivered, after which the stream drops to 3.5%.

18)
Once the Company has received 464,000 ounces of gold under the amended Blackwater gold PMPA, the attributable gold production will be reduced to 4%. Once the Company has received 17.8 million ounces of silver under the Blackwater silver PMPA, the attributable silver production will be reduced to 33%.

19)
Once the Company has received 145,000 ounces of gold under the Curipamba PMPA, the attributable gold production will be reduced to 33%, and once the Company has received 4.6 million ounces of silver, the attributable silver production will be reduced to 50%.

20)
During
Q2-2023,
B2Gold completed its acquisition of all the issued and outstanding common shares of Sabina, and in conjunction with this acquisition B2Gold exercised the option to acquire 33% of the stream under the Goose PMPA in exchange for a cash payment in the amount of $46 million, resulting in a gain on partial disposal of the Goose PMPA in the amount of $5 million. In connection with the exercise of the option, once the Company has received 87,100 ounces of gold under the Goose PMPA, the Company’s attributable gold production will be 1.44%, and once the Company has received 134,000 ounces of gold under the agreement, the Company’s attributable gold production will be reduced to 1.0% for the life of mine.

21)	Once the Company has received 700,000 ounces of gold under the Cangrejos PMPA, the attributable gold production will be reduced to 4.4%,
22)
Once 90 million silver equivalent ounces attributable to Wheaton have been produced under the Cotabambas PMPA, the attributable production will decrease to 16.67% of gold production and 66.67% of silver production for the life of mine.

Other Contractual Obligations and Contingencies

	Projected Payment Dates 1

(in thousands)	2023	2024 - 2025	2026 - 2027	After 2027	Total

Payments for mineral stream interests

Salobo 2	$552,000	$-	$-	$-	$552,000

Blackwater	135,750	-	-	-	135,750

Marathon	15,105	135,944	-	-	151,049

Cangrejos	21,000	15,000	252,000	-	288,000

Marmato	40,016	81,984	-	-	122,000

Santo Domingo	-	260,000	-	-	260,000

Copper World 3	-	231,150	-	-	231,150

Curipamba	100	250	162,000	-	162,350

Fenix Gold	-	-	-	25,000	25,000

Loma de La Plata	-	-	-	32,400	32,400

Payments for early deposit mineral stream interest

Cotabambas	250	-	-	126,000	126,250

Toroparu	-	138,000	-	-	138,000

Kutcho	-	29,000	29,000	-	58,000
Leases liabilities	444	1,550	1,317	5,316	8,627

Total contractual obligations	$764,665	$892,878	$444,317	$188,716	$2,290,576

1)	Projected payment date based on management estimate. Dates may be updated in the future as additional information is received.
2)
As more fully explained below, assuming the Salobo III expansion project results in throughput being expanded beyond 35 Mtpa by January 1, 2024, the Company would expect to pay an expansion payment of $552 million.

3)	Figure includes contingent transaction costs of $1 million.
Salobo
The Salobo mine historically had a mill throughput capacity of 24 Mtpa. In Octob
e
r 2018, Vale’s Board of Directors approved the investment in the Salobo Expansion, which will increase the mill throughput by 50%. Vale reports the Salobo Expansion successfully commenced at the end of 2022. The project consists of two lines, both of which are already in operation, and is expected to reach full capacity in the fourth quarter of 2024.
During Q1-2023, Wheaton and Vale agreed
 to amend the Salobo PMPA (“Amended Salobo PMPA”) to adjust the expansion payment terms. If actual throughput is expanded above 32 Mtpa by January 1, 2031, then under the terms of the Amended Salobo PMPA, Wheaton will be required to make additional set payments to Vale based on the size of the expansion and the timing of completion. The set payments range from a total of $283 million if throughput is expanded beyond 32 Mtpa by January 1, 2031, to up to $552 million if throughput is expanded beyond 35 Mtpa by

January 1, 2024. In addition, Wheaton will be required to make annual payments of between $5.1 million to $8.5 million for a
10-year
period following payment of the expansion payments if the Salobo mine implements a high-grade mine plan.
Blackwater
Under the terms of the Blackwater PMPA, the Company is committed to pay additional upfront consideration of $136 million, which is payable in three equal installments during the construction of the Blackwater project, subject to customary conditions being satisfied.
Marathon
Under the terms of the Marathon PMPA, the Company is committed to pay additional upfront cash payments of $151 million (Cdn$200 million), which is to be paid in four staged installments during construction of the Marathon project, subject to various customary conditions being satisfied.
Cangrejos
Under the terms of the Cangrejos PMPA, which had a closing date of May 16, 2023, the Company is committed to pay additional upfront consideration of $288 million. Of this amount, $10 million is to be paid six months after the closing date, $15 million is to be paid 12 months after the closing date, $11 million can be drawn upon for committed acquisition of surface rights and the remainder is to be paid in four staged equal installments during construction of the mine, subject to various customary conditions being satisfied.
Marmato
Under the terms of the Marmato PMPA, the Company is committed to pay Aris Mining additional upfront cash payments of $122 million, payable during the construction of the Marmato Lower Mine development portion of the Marmato mine, subject to customary conditions.
Santo Domingo
Under the terms of the Santo Domingo PMPA, the Company is committed to pay Capstone Copper Corp. (“Capstone”) additional upfront cash payments of $260 million, which is payable during the construction of the Santo Domingo project, subject to customary conditions being satisfied, including Capstone attaining sufficient financing to cover total expected capital expenditures.
Copper World Complex
The Company is committed to pay Hudbay total upfront cash payments of $230 million in two installments, with the first $50 million being advanced upon Hudbay’s receipt of permitting for the Copper World Complex and other customary conditions and the balance of $180 million being advanced once project costs incurred on the Copper World Complex exceed $98 million and certain other customary conditions. Under the Copper World Complex PMPA, the Company is permitted to elect to pay the deposit in cash or the delivery of common shares. Additionally, the Company will be entitled to certain delay payments, including where construction ceases in any material respect, or if completion is not achieved within agreed upon timelines.
Curipamba
Under the terms of the Curipamba PMPA, the Company is committed to pay additional upfront cash payments of $162.4 million, which includes $350,000 which will be paid to support certain local community development initiatives around the Curipamba Project. The payments will be payable in four staged installments during construction, subject to various customary conditions being satisfied.
Fenix
Under the terms of the Fenix PMPA, the Company is committed to pay Rio2 Limited (“Rio2”) additional upfront cash payments of $25 million, payable subject to Rio2’s receipt of its Environmental Impact Assessment for the Fenix Project, and certain other conditions.
On June 28, 2022, Rio2 provided an update on the Fenix Gold environmental assessment process. The Environmental Assessment Service (“SEA”) published the Consolidation Evaluation Report with the recommendation to reject the EIA as it has been alleged that Rio2 has not provided enough information during the evaluation process to eliminate adverse impacts over the chinchilla, guanaco, and vicuña. On July 5, 2022, Rio2 announced that the Regional Evaluation Commission has voted to not approve the EIA. On September 7, 2022, Rio2 announced that on review of the Environmental Qualification Resolution (“RCA”), Rio2 identified numerous discrepancies with factual and procedural matters in the RCA and Rio2 has filed an administrative appeal on August 31, 2022. In parallel with the administrative appeal process, Rio2 indicate that they will work closely with regional authorities to address any remaining concerns. On September 7, 2022, Rio2 stated that the estimated timing for obtaining EIA approval is approximately one and a half to two years.

The Company’s management has determined that no indicator of impairment existed as of the balance sheet date and will continue to monitor Rio2’s response to the Regional Evaluation Commission decision.
Loma de La Plata
Under the terms of the Loma de La Plata PMPA, the Company is committed to pay Pan American Silver Corp. (“Pan American”) total upfront cash payments of $32 million following the satisfaction of certain conditions, including Pan American receiving all necessary permits to proceed with the mine construction and the Company finalizing the definitive terms of the PMPA.
Cotabambas
Under the terms of the Cotabambas Early Deposit Agreement, the Company is committed to pay Panoro additional upfront cash payments of $126 million, including $250,000 which will be advanced once certain conditions have been met. Following the delivery of a bankable definitive feasibility study, environmental study and impact assessment, and other related documents (collectively, the “Cotabambas Feasibility Documentation”), and receipt of permits and construction commencing, the Company may then advance the remaining deposit or elect to terminate the Cotabambas Early Deposit Agreement. If the Company elects to terminate, the Company will be entitled to a return of the portion of the amounts advanced less $2 million payable upon certain triggering events occurring.
Toroparu
Under the terms of the Toroparu Early Deposit Agreement, the Company is committed to pay a subsidiary of Aris Mining an additional $138 million, payable on an installment basis to partially fund construction of the mine. Aris Mining is to deliver certain feasibility documentation. Prior to the delivery of this feasibility documentation, Wheaton may elect to (i) not proceed with the agreement or (ii) not pay the balance of the upfront consideration and reduce the gold stream percentage from 10% to 0.909% and the silver stream percentage from 50% to nil. If option (i) is chosen, Wheaton will be entitled to a return of the amounts advanced less $2 million. If Wheaton elects option (ii), Aris Mining may elect to terminate the agreement and Wheaton will be entitled to a return of the amount of the deposit already advanced less $2 million.
Kutcho
Under the terms of the Kutcho Early Deposit Agreement, the Company is committed to pay Kutcho additional upfront cash payments of $58 million, which will be advanced on an installment basis to partially fund construction of the mine once certain conditions have been satisfied.
Taxes – Canada Revenue Agency – 2013 to 2016 Taxation Years - Domestic Reassessments
The Company received Notices of Reassessment in 2018, 2019, and 2022 for the 2013 to 2016 taxation years in which the Canada Revenue Agency (“CRA”) is seeking to change the timing of the deduction of upfront payments with respect to the Company’s PMPAs relating to Canadian mining assets, so that the cost of precious metal acquired under these Canadian PMPAs is equal to the cash cost paid on delivery plus an amortized amount of the upfront payment determined on a units-of-production
basis over the estimated recoverable reserves, and where applicable, resources and exploration potential at the respective mine (the “Domestic Reassessments”).
In total, the Company expects the Domestic Reassessments to have assessed tax, interest and other penalties of approximately $2 million.
Management believes the Company’s position, as reflected in its filed Canadian income tax returns and consistent with the terms of the PMPAs, that the cost of the precious metal acquired under the Canadian PMPAs is equal to the market value while a deposit is outstanding, and the cash cost thereafter, is correct. The Company has filed Notices of Objection and paid 50% of the disputed amounts in order to challenge the Domestic Reassessments.
Tax Contingencies
Due to the size, complexity and nature of the Company’s operations, various legal and tax matters are outstanding from time to time, including audits and disputes.
Under the terms of the settlement with the CRA of the transfer pricing dispute relating to the 2005 to 2010 taxation years (the “CRA Settlement”), income earned outside of Canada by the Company’s foreign subsidiaries will not be subject to tax in Canada under transfer pricing rules. The CRA Settlement principles apply to all taxation years after 2010 subject to there being no material change in facts or change in law or jurisprudence. The CRA is not restricted under the terms of the CRA Settlement from issuing reassessments on some basis other than transfer pricing which could result in some or all of the income of the Company’s foreign subsidiaries being subject to tax in Canada.

It is not known or determinable by the Company when the currently ongoing audits by CRA of international and domestic transactions will be completed, or whether reassessments will be issued, or the basis, quantum or timing of any such potential reassessments, and it is therefore not practicable for the Company to estimate the financial effect, if any, of those ongoing audits.
From time to time there may also be proposed legislative changes to law or outstanding legal actions that may have an impact on the current or prior periods, the outcome, applicability and impact of which is also not known or determinable by the Company.
General
By their nature, contingencies will only be resolved when one or more future events occur or fail to occur. The assessment of contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. If the Company is unable to resolve any of these matters favorably, there may be a material adverse impact on the Company’s financial performance, cash flows or results of operations. In the event that the Company’s estimate of the future resolution of any of the foregoing matters changes, the Company will recognize the effects of the change in its consolidated financial statements in the appropriate period relative to when such change occurs.